 COMMON STOCK                                           COMMON STOCK
[STOCK CERTIFICATE NUMBER]                            [NUMBER OF SHARES]

THIS CERTIFICATE IS                         SEE REVERSE FOR CERTAIN DEFINITIONS
TRANSFERABLE IN                               AND A STATEMENT AS TO THE RIGHTS,
BOSTON, MA OR                                    PREFERENCES, PRIVILEGES AND
NEW YORK, NY                                       RESTRICTIONS ON SHARES
                                                      CUSIP 58515T 10 2


                             [LOGO OF MEGABIOS]
                                  MEGABIOS

            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



THIS CERTIFIES THAT





IS THE RECORD HOLDER OF

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                       $.001 PAR VALUE PER SHARE, OF

                               MEGABIOS CORP.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                          [SEAL OF MEGABIOS CORP.]


      /s/ Patrick A. Pohlen                 /s/ Benjamin F. McGraw, III
           SECRETARY            CHAIRMAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT


COUNTERSIGNED AND REGISTERED:
BankBoston, N.A.
TRANSFER AGENT AND REGISTRAR


BY  /s/ signature eligible
  _________________________
AUTHORIZED SIGNATURE

                               MEGABIOS CORP.

        A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM --      as tenants in common
        TEN ENT --      as tenants by the entireties
        JT TEN  --      as joint tenants with right of
                        survivorship and not as tenants
                        in common
        COM PROP        --      as community property


        UNIF GIFT MIN ACT       --      ............Custodian..............
                                           (Cust)               (Minor)
                                under Uniform Gifts to Minors
                                Act .......................................
                                                   (State)
        UNIF TRF MIN ACT        --  .......Custodian (until age............)
                                    (Cust)
                                ....................... under Uniform Transfers
                                        (Minor)
                                to Minors Act ... ..........................
                                                       (State)
    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED,                            hereby sell, assign and
                        ---------------------------
transfer unto

        PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE
___________________________________________________
|                                                  |
|                                                  |
____________________________________________________



_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


_________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      _________________________________


                                        X
                                          _____________________________________

                                        X
                                          _____________________________________
                                        NOTICE: THE SIGNATURE(S) TO THIS
                                                ASSIGNMENT MUST CORRESPOND WITH
                                                THE NAME(S) AS WRITTEN UPON THE
                                                FACE OF THE CERTIFICATE IN EVERY
                                                PARTICULAR, WITHOUT ALTERATION
                                                OR ENLARGEMENT OR ANY CHANGE
                                                WHATEVER.

Signature(s) Guaranteed




By
  ____________________________________________
  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
  ELIGIBLE GUARANTOR INSTITUTION (BANKS,
  STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
  AND CREDIT UNIONS WITH MEMBERSHIP IN AN
  APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
  PURSUANT TO S.E.C. RULE 17Ad-15.